                                                                   EXHBIIT 10.29

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         PHYSICIAN HEALTH CORPORATION

                                  -----------

                      STOCK & WARRANT PURCHASE AGREEMENT

                                  -----------

                               December 29, 1995

                                  -----------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         PHYSICIAN HEALTH CORPORATION

                      STOCK & WARRANT PURCHASE AGREEMENT


  This Stock & Warrant Purchase Agreement ("Agreement") dated December 29, 1995, is by and among PHYSICIAN HEALTH CORPORATION, a Delaware corporation (the "Corporation"); Corporation shareholders and executive officers SARAH C. GARVIN (the "CEO"), HOWARD E. FAGIN, Ph.D, H. THOMAS SCOTT, JULIE RAWLS MOORE and SHAMUS HOLT (collectively, together with the CEO, the "Founders"); EGL HOLDINGS, INC., a Georgia corporation ("EGL"); MERCURY ASSET MANAGEMENT PLC ("MAM"), a United Kingdom limited company, on behalf of Rowan Nominees Limited ("Rowan"); NATWEST VENTURES INVESTMENTS LIMITED, a limited company registered in England ("NWV"); and those individuals and custodians for individuals listed on Exhibit
                                                                        -------
2.3 attached hereto (the "Individual Investors") (hereinafter EGL, MAM, NWV,
---
and the Individual Investors are collectively referred to as the "Investor"; EGL, MAM, and NWV are referred to collectively as the "Institutional Investors"). The Founders are executing this Agreement solely for the purpose of evidencing their agreement to be bound by the provisions of Sections 4.1 and
4.2 hereof.

                             W I T N E S S E T H:

  WHEREAS, the Corporation desires to sell and the Investor desires to purchase certain securities of the Corporation upon the terms and conditions hereinafter set forth.

  NOW THEREFORE, in consideration of the premises, the promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby confirmed, the undersigned hereby agree as follows:

                                   SECTION 1
                                   ---------
                   Amendment of Certificate of Incorporation
                   -----------------------------------------

  Prior to or contemporaneous with Closing (as defined in Section 3(a)), the Corporation will file with the Delaware Secretary of State an amendment to its Certificate of Incorporation (the "Amendment"), the form of which is attached hereto as Exhibit 1, setting forth the designations, powers, preferences, and
          ---------
rights and the qualifications, limitations, and restrictions of the Corporation's Class A Convertible Preferred Stock, $.01 par value (the "Preferred Stock".)

                                   SECTION 2
                                   ---------
              Agreement to Sell and Purchase Shares and Warrants
              --------------------------------------------------

  2.1  Amount of Securities Purchased.  At the Closing, the Corporation is
       ------------------------------
selling to the Investor, and the Investor is purchasing from the Corporation, upon the terms and conditions hereinafter set forth, (a) 200,000 shares of Preferred Stock (the "Preferred Shares"), (b) a ten
year warrant in the form of Exhibit 2.1(b) (the "Warrant") to purchase up to
                            --------------
190,000 shares (the "Warrant Shares") of the Corporation's Common Stock, $.0025 par value (the "Common Stock") at an exercise price per share as set forth therein, and (c) 14 contingent share warrants in the form of Exhibit 2.1(c)
                                                             --------------
(collectively, the "Contingent Share Warrants") to purchase shares of Preferred Stock (the "Contingent Shares") at such exercise price per share as is set forth therein. Exercise of the Contingent Share Warrants is contingent upon redemption of the Preferred Shares acquired pursuant to Subsection (a), all upon the terms and conditions set forth in Exhibit 2.1(c).
                            --------------

  2.2  Purchase Price.  The aggregate purchase price is $3,000,000 for the
       --------------
Preferred Shares, $10 for the Warrant, and $10 for the Contingent Share
Warrants.

  2.3  Defined Terms; Several Obligations.  The Preferred Shares, Warrant,
       ----------------------------------
Warrant Shares, Contingent Share Warrants and Contingent Shares are sometimes collectively referred to as the "Securities." The purchase obligations of each of the Investors are several and not joint and relate, with respect to each of the Investors, to the purchase of Securities identified on Exhibit 2.3 as being
                                                           -----------
purchased by the Investor.

                                   SECTION 3
                                   ---------
                            Delivery of Securities
                            ----------------------

  The closing (the "Closing") of the transactions contemplated in Section 2 is taking place on December 29, 1995 (the "Closing Date"). At the Closing, the Corporation is delivering to the Investor (i) 14 stock certificates representing all of the Preferred Shares, (ii) the Warrant, and (iii) 14 Contingent Share Warrants. Delivery is being made against receipt by the Corporation of a certified check payable to the order of the Corporation or by wire transfer of funds to the account of the Corporation of the full amount of the aggregate purchase price of the Securities. The Closing shall take place at the offices of Arnall Golden & Gregory, One Atlantic Center, 1201 West Peachtree Street,
N.W., Atlanta, Georgia   30309.

                                   SECTION 4
                                   ---------
                        Management and Other Agreements
                        -------------------------------

  4.1  Management Agreements.  From and after Closing and by their respective
       ---------------------
signatures below, each of the Founders hereby severally agrees, except as provided on Exhibit 4.1 attached hereto, to devote his or her full working time
            -----------
and best efforts to the business of the Corporation for so long as such Founder remains employed by the Corporation. Each of the Founders agrees to refrain from competing with the business of the Corporation by refraining from providing competitive services within the Territory for a period of two years following execution of this Agreement. The foregoing agreement of the Founders to devote their full working time and best efforts and to not compete is granted in consideration of the Investors' undertaking herein to invest $3,000,000 in the Corporation. It is intended to be in addition to, and not in lieu of, any other agreements not to compete and to protect the secrets of the Corporation to which any or all Founders may be or becomes a party. For purposes of this

Section 4.1, the terms "business of the Corporation," "competitive services," and "Territory" shall have the meanings ascribed to them on Exhibit 4.1,
                                                            -----------
attached hereto.

  4.2  Non-Competition Agreement. Each of the Founders and the Corporation agree
       -------------------------
to execute a Non-Competition & Non-Disclosure Agreement in the form of Exhibit
                                                                       -------
4.2 attached hereto (the "Non-Competition Agreement").  The Corporation agrees
---
to maintain the Non-Competition Agreement of each of the Founders in full force and effect.

  4.3  Warrant Shares Anti-Dilution.  So long as any shares of the Corporation's
       ----------------------------
Class A Preferred Stock remain outstanding, the Corporation agrees to issue to the holders of the Warrant Shares additional shares of Common Stock for a purchase price of $.0025 per share so that after the issuance, the aggregate number of Warrant Shares plus the number of additional shares of Common Stock
                         ----
issued pursuant to this Section 4.3 will equal no less than the number of shares of Common Stock into which 19,792 shares of the Corporation's Class A Preferred Stock would be convertible in accordance with the provisions of Article IV, Section B, Subsection 5 of the Corporation's Certificate of Incorporation, as amended. The issuance of additional shares pursuant to this Section 4.3 shall occur upon any event which would reduce the Class A Conversion Price, as that term is defined in the Corporation's Certificate of Incorporation, as amended, below $1.5625.

  4.4  Investor Obligation to Contribute Conversion Shares to Capital. Each of
       --------------------------------------------------------------
the Investors agrees that, in the event that they exercise their right to convert Preferred Shares into Common Stock during the last three calendar months of the 1996, 1997, and 1998 calendar years, they will contribute back to the capital of the Corporation such shares of common Stock obtained upon conversion of Preferred Shares (the "Conversion Shares") as determined in this Section 4.4. The obligation to contribute back shares will only exist in the event that the Undiluted Conversion Price Number (as that term is defined in Article IV, Section B, Subsection 5(a) of the Corporation's Certificate of Incorporation, as Amended) that is applicable to such conversion is lower than the Undiluted Conversion Price Number which would have applied to such conversion had such conversion been effected on January 2 of the next succeeding calendar year. In this event, the number of Conversion Shares to be contributed back to the capital of the Corporation shall be the total number of Conversion Shares received by such Investor, less the total number of Conversion Shares that would
                           ----
have been received by the Investor had such conversion been effected on January 2 of the next succeeding calendar year.

                                   SECTION 5
                                   ---------
                                EGL Agreements
                                --------------

  5.1  Engagement.  The Corporation hereby engages EGL to act as advisor to the
       ----------
Corporation, so long as any of Preferred Shares remain outstanding. The fee for services rendered by EGL pursuant to this engagement shall be $6,000.00 per month commencing January 1, 1996. In addition, the Corporation shall reimburse EGL for its reasonable out-of-pocket expenses.

                                   SECTION 6
                                   ---------
               Representations and Warranties of the Corporation
               -------------------------------------------------

  The Corporation hereby represents and warrants to the Investor that, as of the date hereof:

  6.1  Organization; Corporate Records.  (a) The Corporation is a corporation
       -------------------------------
duly organized and validly existing under the laws of the State of Delaware. The Corporation has all requisite corporate power and authority to own, lease, and operate its properties, to carry on its business as presently conducted and as proposed to be conducted, and to carry out the transactions contemplated hereby. The Corporation has provided the Investor with true, correct, and complete copies of its Certificate of Incorporation certified by the Secretary of State of Delaware and its Bylaws certified by its Secretary, in each case as amended to and as in effect on the date hereof (respectively, the "Articles of Incorporation" and the "Bylaws").

  (b) The Corporation has made available to the Investor its complete corporate minute and stock books, including all formal corporate actions of the Corporation's Board of Directors and shareholders, whether by meeting or written consents in lieu of a meeting. Such records are true and correct, contain all materials necessary to evidence corporate action by a corporation formed within its jurisdiction, and remain in full force and effect except as expressly provided therein to the contrary.

  6.2  Capitalization.  The authorized capital stock and securities of the
       --------------
Corporation immediately upon the consummation of the Closing of the transactions contemplated hereby shall consist of:

       (a) 20,000,000 shares of Common Stock, $.0025 par value, of which (i) 3,350,000 shares are validly issued and outstanding, fully paid and nonassessable; provided that 1,125,000 of such shares are restricted shares subject to vesting as set forth in the Company's Amended and Restated Stockholder Agreement dated as of the date hereof, (ii) 190,000 shares are duly reserved for issuance upon exercise of the Warrant, (iii) 1,920,000 shares are duly reserved for issuance in connection with the conversion of the Preferred Shares, and (iv) 1,414,000 shares duly reserved for issuance as contemplated by
Section 10.2(e)(i) hereof;

       (b) 200,000 shares of Preferred Stock, $.01 par value, all of which are owned by the Investor, as more specifically set forth on Exhibit 2.3, and are
                                                         -----------
validly issued and outstanding, fully paid and nonassessable;

       (c) the Warrants to purchase up to 190,000 shares of Common Stock which is held of record by the Investor, as more specifically set forth on Exhibit
                                                                     -------
2.3, and is validly issued and outstanding, fully paid and non-assessable; and,
---

       (d) the Contingent Share Warrants to purchase up to 200,000 shares of Preferred Stock which is held of record by the Investor, as more specifically set forth on Exhibit 2.3, and is validly issued and outstanding, fully paid and
             -----------
non-assessable.

The shares reserved for issuance pursuant to Section 6.2(a)(ii) and (iii) are sometimes collectively referred to as the "Reserved Shares." Exhibit 6.2
                                                              -----------
attached hereto contains a list of (i) all record holders of capital stock of the Corporation, including the number of shares of capital stock of the Corporation held by each such holder and the consideration received therefor by the Corporation and (ii) all outstanding warrants, options, agreements, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock or other securities of the Corporation, which names all persons entitled to receive such shares or other securities and the shares of capital stock or other securities required to be issued thereunder as well as the consideration paid and payable therefore. Except as disclosed on Exhibit 6.2, immediately prior to Closing,
                                   -----------
there were no outstanding warrants, options, agreements, convertible securities, or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock or other securities of the Corporation. There are, and immediately upon consummation at the Closing of the transactions contemplated hereby there will be, no preemptive or similar rights to purchase or otherwise acquire, shares of capital stock of the Corporation pursuant to applicable laws, the Certificate of Incorporation or Bylaws, or any agreement to which the Corporation is a party, or otherwise except as contemplated by this Agreement; and there is no agreement, restriction, or encumbrance (such as a right of first refusal, right of first offer, proxy, voting agreement, etc.) with respect to the sale or voting of any shares of capital stock of the Corporation (whether outstanding or issuable upon conversion or exercise of outstanding securities) except as contemplated by this Agreement. All shares of Common Stock and other securities issued by the Corporation prior to the Closing have been issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities or "blue sky" laws. The Corporation has not violated the Securities Act or any applicable state securities or "blue sky" laws in connection with the issuance of any shares of capital stock or other securities of the Corporation prior to the Closing. Except as contemplated by this Agreement, no person has any contractual right to cause the Corporation to effect the registration under the Securities Act or any foreign securities laws of any shares of Common Stock or any other securities (including debt securities) of the Corporation.

  6.3  Commencement of Business; Absence of Liability.  The Corporation was
       ----------------------------------------------
incorporated under the laws of the State of Delaware on August 29, 1995. On November 3, 1995, the Corporation was the surviving corporation to a merger with a Delaware corporation previously known as Physician Health Corporation (the "Predecessor") which was a wholly owned subsidiary of Surgical Health Corporation, which is a wholly owned subsidiary of HEALTHSOUTH Corporation, on terms and conditions described in the Corporation's Confidential Private Placement Memorandum dated October 7, 1995 with respect to the solicitation of subscriptions for the sale of Common Stock of the Corporation (the "PPM"). Prior to November 3, 1995, the Corporation had no material operations not described in the PPM. Except as set forth on Exhibit 6.3, the Corporation has never had, nor
                                -----------
does it presently have, any
subsidiaries, nor has it owned, nor does it presently own, any capital stock or other proprietary interest, directly or indirectly, in any corporation, association, trust, partnership, joint venture, or other entity.

  6.4  Agreements.  Except as listed on Exhibit 6.4, the Corporation is not a
       ----------                       -----------
party to any written or oral (a) collective bargaining agreement with any labor union; (b) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements; (c) contract for the employment of any officer, individual employee or other person on a full-time basis or any material contract with any person on a consulting basis; (d) bonus, pension, profit-sharing, retirement, stock purchase, stock option plans, in effect with respect to employees or any of them or the employees of others; (e) agreement or indenture relating to the borrowing of money or to the mortgaging, pledging or otherwise placing of a lien on any assets of the Corporation; (f) guaranty of any obligation for borrowed money or otherwise; (g) lease or agreement under which the Corporation is lessee of or holds or operates any property, real or personal, owned by any other party; (h) lease or agreement under which the Corporation is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Corporation; (i) agreement or other commitment for capital expenditures; (j) contract, agreement or commitment under which the Corporation is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party; (k) contract, agreement or commitment under which the Corporation has issued, or may become obligated to issue, any shares of capital stock of the Corporation, or any warrants, options, convertible securities or other commitments pursuant to which the Corporation is or may become obligated to issue any shares of its capital stock, other than as contemplated by this Agreement; (l) contract, agreement, or commitment for the provision of liability or other insurance; (m) any other contract, agreement, arrangement or understanding which is material to the business of the Corporation; or (n) contract, agreement or commitment under which the Corporation or the governing board of the Corporation is bound to recognize any veto or right to consent to any activity normally reserved to the discretion of the governing board. The Corporation has furnished or made available to the Investor true and correct copies of all such written agreements and any other documents which would be material in making the decision to invest in the Corporation. For purposes of this Section 6.4, "material" shall mean those agreements involving payments in excess of $50,000 per year and those agreements which if terminated or breached may have a significant adverse effect on the Corporation.

  6.5  Intellectual Property Rights.  Except as set forth in Exhibit 6.5
       ----------------------------                          -----------
       attached hereto:

       (a) the Corporation owns or has the right to use, and where necessary, has made timely and proper application for, all Intellectual Property Rights (as defined below) that are material and necessary for the conduct of its business conducted or as specifically proposed to be conducted in the Business Plan (as defined in Section 6.10), which Intellectual Property Rights are identified in
Exhibit 6.5 (collectively, the "Requisite Rights");
-----------

       (b) no royalties, honorariums or fees are payable by the Corporation to other persons by reason of the ownership or use of the Requisite Rights;

       (c) to the Corporation's knowledge, no product or service manufactured, marketed or sold, or proposed to be manufactured, marketed or sold as set forth in the Business Plan, by the Corporation violates or will violate any license or infringes or will infringe any Intellectual Property Rights or assumed name of another; and

       (d) there is no pending or, to the Corporation's knowledge, threatened claim or litigation against the Corporation (nor does there exist any basis therefor) contesting the validity of or right to use the Requisite Rights, nor has the Corporation received any notice that any of the Requisite Rights or the operation or proposed operation of the Corporation's business conflicts, or will conflict, with the asserted rights of others, nor, to the Corporation's knowledge, does there exist any basis for any such conflict.

As used herein, the term "Intellectual Property Rights" means all industrial and intellectual property rights, including, without limitation, Proprietary Technology (as hereinafter defined), patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and formulae. As used herein, "Proprietary Technology" means all source and object code, algorithms, architecture, structure, display screens, layouts, processes, inventions, trade secrets, know-how, development tools and other proprietary rights owned by the Corporation pertaining to any product or service manufactured, marketed or sold, or proposed to be manufactured, marketed or sold (as the case may be), by the Corporation or used, employed or exploited in the development, license, sale, marketing, distribution or maintenance thereof, and all documentation and media constituting, describing or relating to the above, including, without limitation, manuals, memoranda, know-how, notebooks, patents and patent applications, trademarks and trademark applications, copyrights and copyright applications, records and disclosures.

  6.6  Litigation, Etc.  There are no (i) actions, suits, arbitrations, claims,
       ---------------
investigations, or legal or administrative proceedings pending or, to the best knowledge of the Corporation and the CEO, threatened against the Corporation, whether at law or in equity, or before or by any Federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, or (ii) judgments, decrees, injunctions or orders of any court, governmental department, commission, agency, instrumentality, or arbitrator against the Corporation, nor, to the best knowledge of the Corporation and the CEO, does there exist any basis for any of the foregoing.

  6.7  No Defaults.  The Corporation is not in default (a) under the Certificate
       -----------
of Incorporation or Bylaws, or any material indenture, mortgage, lease, purchase or sales order, or any other material contract, agreement, or instrument to which the Corporation is a party or by which it or any of its property is bound or affected, or (b) with respect to any order, writ, injunction, or decree of any court or any Federal, state, municipal, or other domestic or foreign governmental department, commission, board, bureau, agency, or instrumentality. To the Corporation's knowledge, there exists no condition, event, or act which constitutes, or which after notice, lapse of time, or both, would constitute, a default under any of the foregoing by the Corporation or, to the best knowledge of the Corporation and the CEO, by any other party bound by the foregoing.

  6.8  Employment of Officers, Employees, and Consultants.  To the Corporation's
       --------------------------------------------------
knowledge after reasonable inquiry (except that, with Investor's consent, no separate inquiry has been made of the consultants), there is no third party who may assert any valid claim against the Corporation or any officer, director, or key employee or consultant of the Corporation (collectively, the "Designated Persons") with respect to (a) the continued employment by, or association with, the Corporation, or (b) the use, in connection with any business conducted by the Corporation of any information which the Corporation or the Designated Persons would be prohibited from using under any prior agreements or arrangements or any legal considerations applicable to unfair competition, trade secrets, or proprietary information.

  6.9  Compliance.  The Corporation (a) has complied, and shall to the best of
       ----------
its ability comply, with all federal, state, local, and foreign laws, ordinances, regulations, and orders applicable to it, its business, or the ownership of its assets, and (b) has or will promptly obtain all federal, state, local, and foreign governmental licenses and permits material to and necessary in the conduct of its business; any such licenses and permits are in full force and effect, and no violations have been recorded in respect of any such licenses or permits and no proceeding is pending or threatened to revoke or limit any thereof.

  6.10  Private Placement Memorandum.  The Corporation has previously presented
        ----------------------------
and delivered to the Investor the PPM which, together with the due diligence conducted by the Investors, has been used in making the investment decision in acquiring the Preferred Shares. The description of the business, operations (as presently conducted and as proposed to be conducted), properties and assets of the Corporation contained in the PPM as well as all other factual statements contained therein, taken as a whole, correctly describes the current operation and status of the Corporation's business in all material respects and, to the Corporation's knowledge, does not fail to describe a material fact regarding such business which is necessary to make such description not misleading as of the date thereof or hereof.

  6.11  Insurance.  The Corporation has in effect the policies of liability,
        ---------
theft, life, fire, workmen's compensation, health and other forms of insurance as are listed on Exhibit 6.11 and as are adequate against risks usually insured
                 ------------
against by comparable persons, businesses and properties. Such policies are in full force and effect and all premiums with respect to such policies are currently paid. Except as disclosed on Exhibit 6.11, the Corporation has never
                                        ------------
been denied or had revoked or rescinded any policy of insurance.

  6.12  Authorization of this Agreement, Etc.  The execution, delivery and
        ------------------------------------
performance by the Corporation of this Agreement and all agreements, and warrants contemplated by this Agreement (the "Ancillary Agreements") and the issuance of shares of capital stock pursuant thereto have been duly authorized by all requisite corporate action by the Corporation and constitutes or will constitute when issued the valid and binding obligation of the Corporation, enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and, with respect to the remedy of specific performance, equitable doctrines applicable thereto. The Stockholders Agreement (defined in Section 8.5) has been duly executed and delivered by the signatories thereto, and constitutes the valid and binding obligations of the signatories thereto, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement, the Ancillary Agreements, including, among others, the Stockholders Agreement, and consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof by the Corporation and the signatories thereto, as the case may be, and the issuance of capital stock pursuant thereto by the Corporation, will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Corporation or any of its properties or assets or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Corporation under the Certificate of Incorporation or By-laws of the Corporation, or any note, indenture, mortgage, lease agreement or other contract, agreement or instrument to which the Corporation is a party or by which it or any of its property is bound or affected.

  6.13  Authorization of Securities, Reserved Shares, Etc.  The issuance, sale
        --------------------------------------------------
and delivery of the Securities and the reservation, future issuance, sale, and delivery of the Reserved Shares, have been duly authorized by all requisite corporate action of the Corporation, and when issued, sold, and delivered in accordance with this Agreement, the Securities and Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the shareholders of the Corporation or others except as contemplated by this Agreement. The designations, powers, preferences, and rights and the qualifications, limitations, and restrictions of the Preferred Shares, are as stated in the Amendment, filed as contemplated hereby.

  6.14  Related Transactions.  Except as set forth in Exhibit 6.14 attached
        --------------------                          ------------
hereto and for the engagement of EGL pursuant to Section 5 and the employment of the Founders, no director, officer, or "affiliate" (as defined in the rules and regulations promulgated under the Securities Act) of any director or officer of the Corporation is presently, or has been, directly or indirectly through her or its affiliation with any other person or entity, a party to any transaction (a "Related Transaction") with the Corporation providing for the furnishing of services by or to, or rental or sale of real or personal property from or to, or otherwise requiring cash payments to or by any such person except as contemplated by this Agreement.

  6.15  Use of Proceeds.  The net proceeds received by the Corporation from the
        ---------------
sale of the Purchased Shares shall be used for the purposes and substantially in the respective amounts set forth in Exhibit 6.15 attached hereto.
                                    ------------

  6.16  Offering Exemption.  Assuming the accuracy of the warranties and
        ------------------
representations of the Investor made herein, the offering and sale of the Preferred Shares, the Warrant, the Contingent Shares, the Contingent Share Warrants, and the issuance of the Reserved Shares upon conversion of the Preferred Shares or upon exercise of the Warrant and/or Contingent Share Warrant are each exempt from registration under the Securities Act pursuant to Section 4(2) thereof. The aforesaid offering and sale is also exempt from registration under applicable state securities and "blue sky" laws.

  6.17  No Governmental Consent or Approval Required.  Except for the filing of
        --------------------------------------------
any notice subsequent to the Closing that may be required under applicable federal or state securities laws (which, if required, shall be filed on a timely basis as may be so required), no consent, approval, or authorization of, or declaration to, or filing with, any governmental or regulatory authority is required for the valid authorization, execution, delivery, and performance by the Corporation of this Agreement or for the valid authorization, issuance, sale, and delivery of the Preferred Shares, the Warrant, the Contingent Shares or the Contingent Share Warrant or for the valid authorization, reservation, issuance, sale and delivery of the Reserved Shares.

  6.18  Intentionally Deleted.

  6.19  Brokers.  Except as disclosed on Exhibit 6.19, neither the Corporation
        -------                          ------------
nor any of the Corporation's officers, directors, employees, or shareholders has employed any broker or finder in connection with the transactions contemplated by this Agreement.

  6.20  Non-Disclosure and Non-Competition Agreements. Each of the Founders is a
        ---------------------------------------------
signatory to an agreement(s) with the Corporation relating to non-disclosure and non-competition, (the form of each of which is attached hereto as Exhibit 6.21),
                                                                  ------------
none of which agreements shall be modified or amended in any respect without the prior consent of the Investor. Each of Jack Keane and Carl Schramm shall, prior to obtaining any rights to acquire or obtain securities in the Corporation, be required to become a signatory to, and become bound by, an agreement(s) with the Corporation relating to non-disclosure and non-competition, (the form of each of which is attached hereto as Exhibit 6.21), none of which agreements shall be
                            ------------
modified or amended in any respect without the prior consent of the Investor.

  6.21  Financial Information.  The Corporation has previously delivered to the
        ---------------------
Investor the internal balance sheet of the Predecessor as of December 31, 1994, and October 31, 1995, and of the Corporation as of November 30, 1995 (collectively, the "Balance Sheet") and related internal statements of income, stockholders' equity, and cash flows for the twelve month, ten month, and one month period then ended (collectively with the Balance Sheet, the "Financial Statements"). Except for the accounting changes set forth in Exhibit 6.21
                                                              ------------
attached hereto relating to the November 30, 1995 Financial Statements, the Financial Statements (i) fairly present in all material respects the financial condition of the Predecessor and the Corporation as of the respective dates indicated and the results of operations, stockholders' equity and changes in the financial position of the Predecessor and the Corporation for the respective periods indicated and

(ii) except as described on Exhibit 6.21 attached hereto, have been prepared in
                            ------------
accordance with generally accepted accounting principles.

  6.22  Absence of Undisclosed Liabilities.  Except as disclosed in the
        ----------------------------------
Financial Statements or on Exhibit 6.22 attached hereto, to the Corporation's
                           ------------
knowledge (a) the Predecessor had and the Corporation has no liability of any nature (matured or unmatured) which was not provided for or disclosed on the Balance Sheet other than those incurred in the ordinary course of business since the date of the Financial Statements, and (b) all liability reserves established by the Predecessor or the Corporation and set forth on the Balance Sheet were adequate for the purposes indicated therein. There were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 ("SAS 5") issued by the Financial Accounting Standards Board in March 1975) which were not adequately provided for on the Balance Sheet (in accordance with SAS 5).

  6.23  Absence of Changes.  Except as disclosed on Exhibit 6.23, since the date
        ------------------                          ------------
of the internal balance sheet of the Corporation dated November 30, 1995, to the knowledge of the Corporation, there has not been (a) any material adverse change in the financial condition, results of operations, assets, liabilities or business of the Corporation, (b) any material liability or obligation incurred by the Corporation, other than current liabilities or obligations incurred in the ordinary course of business, (c) any material asset or property of the Corporation made subject to a lien of any kind, (d) any waiver of any material right of the Corporation, or the cancellation of any material debt or claim held by the Corporation, (e) any payment of dividends on, or other distributions with respect to, or any direct or indirect redemption or acquisition of, any shares of the capital stock of the Corporation, or any agreement or commitment therefor, (f) any issuance of any stock, bonds or other securities of the Corporation or options, warrants or rights or agreements or commitments to purchase or issue such securities or grant such options, warrants or rights other than pursuant to or in connection with the transactions contemplated by this Agreement, (g) any mortgage, pledge, sale, assignment or transfer of any tangible or intangible assets of the Corporation, except, with respect to tangible assets, in the ordinary course of business, (h) any loan by the Corporation to any officer, director, employee or stockholder of the Corporation, or any agreement or commitment therefor, (i) any damage, destruction or loss (whether or not covered by insurance) which is or may adversely affect the assets, property or business of the Corporation, (j) any increase, direct or indirect, in the compensation paid or payable to any officer, director, employee or agent of the Corporation or (k) any change in the accounting methods or practices followed by the Corporation.

  6.24  Tax Matters.  All Federal, state and local tax returns and tax reports
        -----------
required to be filed by the Corporation or by or on behalf of the Predecessor have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and all of the foregoing are true, correct and complete. All Federal, state, local and foreign income, profits, franchise, sales, use, occupation, property, excise, payroll, withholding and other taxes (including interest and penalties) required to have been paid or accrued by the Corporation or the Predecessor have been fully paid or are adequately provided for on the Balance Sheet, except for tax liabilities arising in the ordinary course of business since the date of the Balance

Sheet and liabilities being challenged in good faith by the Corporation as set forth on Exhibit 6.24. To the knowledge of the Corporation, no issues have been
         ------------
raised (and are currently pending) by the Internal Revenue Service or any other taxing authority in connection with any of the returns and reports referred to above, and no waivers of statutes of limitations have been given or requested with respect to the Corporation. All deficiencies asserted or assessments (including interest and penalties) made as a result of any examination by the Internal Revenue Service or by appropriate state or departmental tax authorities of the Federal, state or local income tax, sales tax or franchise tax returns of or with respect to the Corporation have been fully paid or are adequately provided for on the Balance Sheet and no proposed (but unassessed) additional taxes, interest or penalties have been asserted. The provisions for taxes on the Balance Sheet are sufficient for the payment of all accrued and unpaid Federal, state or local and foreign taxes as of such date, except for taxes being challenged in good faith by the Corporation as set forth on Exhibit 6.24.
                                                            ------------

  6.25  Encumbrances.  Except as disclosed on the Balance Sheet or Exhibit 6.25,
        ------------                                               ------------
the Corporation owns outright all the property and assets, real, personal or mixed, tangible or intangible, reflected as assets in the Balance Sheet (other than assets disposed of in the ordinary course of business), including, but not limited to, the Requisite Rights, subject to no mortgages, liens, security interests, pledges, charges or other encumbrances of any kind, except as reflected in the Financial Statements. The Corporation owns, or has a valid leasehold interest in, or valid license for, all assets necessary for the conduct of its business as presently conducted or as proposed to be conducted.

  6.26  Intentionally Deleted.

  6.27  Disclosure.  To the Corporation's knowledge, neither this Agreement nor
        ----------
any other document, certificate, instrument or statement furnished or made to the Investor by or on behalf of the Corporation in connection with the transactions contemplated hereby contains any untrue statements of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. To the Corporation's knowledge, there is no fact which materially adversely affects the business, operations, affairs, prospects, condition, properties or assets of the Corporation which has not been set forth in this Agreement or in the other documents, certificates, instruments or statements furnished to the Investor by or on behalf of the Corporation. The disclosure of any item in any Exhibit or in any attachment to such Exhibit is disclosure of that item for all purposes for which disclosure is required under this Agreement, and is disclosure in all appropriate Exhibits. The inclusion of any item in any Exhibit does not represent a determination by the Corporation that (i) such item is "material," or (ii) such item did not arise in the ordinary course of business. The items in the Exhibits may contain summary descriptions of instruments or brief summaries of certain aspects of the business of the Corporation and, accordingly, such summaries which, though accurate and not materially misleading, are necessarily not complete and are qualified in their entirety by reference the more detailed information in the documents described on such Exhibits.

                                   SECTION 7
                                   ---------

          Representations, Warranties, and Agreements of the Investor
          -----------------------------------------------------------

  7.1  Representations of the Individual Investors and Institutional Investors.
       -----------------------------------------------------------------------
Each of the Investors, other than MAM and NWV, severally represents and warrants to the Corporation as follows:

          (a) the Securities are being acquired for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

          (b) it understands that none of the Securities have been registered under the Securities Act and cannot be sold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available.

          (c) it understands that Rule 144 (the provisions of which are known to the Investor) promulgated under the Securities Act is not currently available as a basis for exemption from registration of any of the Securities purchased by the Investor and, except as otherwise expressly provided in this Agreement, the Corporation is under no obligation to take any actions which may be necessary in order to render the provisions of Rule 144 available as a basis for such exemption from registration.

          (d) it will not transfer any of the Securities except in compliance with Section 11 of this Agreement.

          (e) it has not employed any broker or finder in connection with the transactions contemplated by this Agreement.

          (f)  it is domiciled or located in the state indicated on Exhibit 2.3
                                                                    -----------
               attached hereto.

          (g) it (i) has been furnished with a copy of the Corporation's PPM and such other documents and instruments it has deemed necessary in connection with its business, legal and accounting due diligence of the Corporation, (ii) has had a reasonable time and opportunity prior to the date hereof to ask questions and receive answers concerning the terms and conditions of the offering of the Securities contemplated in this Agreement and to obtain any additional information which the Corporation possessed or could acquire without unreasonable effort or expense, and (iii) has generally such knowledge and experience in business and financial matters and with respect to investments in securities of privately held companies as to enable it to understand and evaluate the risks of such investment and form an investment decision with respect thereto.

          (h) it has no need for liquidity in its investment in the Corporation, and is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

          (i) it is an "accredited investor," as such term is defined in Rule 501 (the provisions of which are known to such Investor) promulgated under the Securities Act of 1933, as amended.


  7.2  EGL Representation.  EGL further represents and warrants that (i) it has
       ------------------
been duly formed as a Georgia corporation, (ii) is validly existing as of the date of this Agreement with full corporate power and authority to enter into and perform under this Agreement and (iii) it has the right and power under valid powers of attorney to enter into this Agreement on behalf of each of the Individual Investors and NWV.

  7.3  MAM and NWV Representation.  MAM and NWV each severally represents and
       --------------------------
warrants that it is not a U.S. person (as defined under the Securities Act and rules and regulations promulgated thereunder), (ii) the Securities being acquired by it are not being acquired on behalf of or for the benefit of any U.S. person and will not be held in the United States, (iii) none of the Securities being acquired by it, on behalf of itself or others, will be transferred by it in violation of the Securities Act or any of the rules and regulations promulgated pursuant thereto, and (iv) it understands that none of the Securities have been registered under the Securities Act and cannot be sold within the United States or to a U.S. person unless they are subsequently registered under the Securities Act or unless an exemption from such registration is obtained. MAM represents and warrants that it has full power and authority to enter into this Agreement and the Stockholder's Agreement and to consummate the transactions contemplated herein (as defined in Section 8.5 below) on behalf of Rowan.

  7.4  Power of EGL.  MAM and the Individual Investors each represents,
       ------------
warrants, and agrees that EGL shall be vested with full power to vote and exercise any other right, power, or privilege with respect to the Securities in connection with any action taken by the shareholders of the Corporation or any action sought from MAM, Rowan, or the Individual Investors in their capacity as shareholders, to receive all shareholder notices and financial reports sent by virtue of their status as shareholders under this Agreement, to exercise or waive any and all rights, options, and remedies and execute amendments and modifications with respect to this Agreement and the Stockholders' Agreement and with respect to the Securities. If requested, EGL agrees to promptly forward copies of all such notices to MAM and the Individual Investors. This power and authority to vote and receive notices shall be coupled with an interest and is nonterminable without the consent of EGL except with respect to MAM who may, by notifying both the Corporation and EGL in writing, terminate EGL's right to vote and receive notices with respect to the Securities held by MAM on behalf of Rowan. From and after the receipt of such notice by the Corporation and EGL, MAM or its designated nominee shall thereafter be entitled to vote its Securities, receive notices and financial reports, exercise or waive any of its rights, options, or remedies under the Stockholders' Agreement, and otherwise exercise the power given to EGL under this Agreement.

                                   SECTION 8
                                   ---------
      Conditions Precedent to Closing by the Investoron the Closing Date
      ------------------------------------------------------------------

  The obligation of the Investor to purchase and pay for the Securities on the Closing Date is subject to the following conditions precedent:

  8.1  Corporate Proceedings; Consents; Etc.  All corporate and other
       -------------------------------------
proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by this Agreement shall have been taken or obtained. All documents incident thereto and all legal matters incident to this Agreement and the Closing shall be reasonably satisfactory in form and substance to the Investor and to its counsel, each of whom shall have received all such originals or certified or other copies of such documents either may reasonably request.

  8.2  Opinion of Counsel.  At the Closing, the Investor shall have received
       ------------------
from Alston & Bird, counsel for the Corporation, its opinion addressed to the Investor, dated as of the Closing Date, in the form of Exhibit 8.2 attached
                                                        ------------
hereto.

  8.3  Amendment; Resolutions.  The Board of Directors and shareholders of the
       ----------------------
Corporation shall have duly adopted resolutions setting forth the designations, rights, and preferences of the Preferred Stock, in the form of the Amendment, and the Amendment shall have been filed with and accepted by the Delaware Secretary of State and shall have become effective, and evidence of the foregoing in form satisfactory to the Investor shall have been delivered to the Investor.

  8.4  Blue Sky Matters.  All consents, approvals, qualifications, or
       ----------------
registrations required to be obtained or effected under any applicable state securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Securities shall have been obtained or effected (except for the filing of any notice subsequent to the Closing which may be required under applicable state securities laws which, if required, shall be filed on a timely basis as may be so required) and copies of the same delivered to the Investor.

  8.5  Stockholders' Agreement.  A stockholders' agreement (the "Stockholders'
       -----------------------
Agreement") among the Corporation, the CEO, and the Investor, in the form of
Exhibit 8.5 shall have been executed and delivered by the Corporation and such
-----------
parties. In addition, the Corporation and the parties shall have complied with all terms and conditions of the Stockholders' Agreement, including, among other things, the placement of legends required to be placed on securities owned by such parties.

  8.6  Reconstitution of Board of Directors; Election of Directors.
       -----------------------------------------------------------
Simultaneously with the Closing, the Board of Directors of the Corporation shall be reconstituted with three directors and the following three individuals shall have been elected as members of the Board of Directors, as reconstituted:

               Sarah C. Garvin
               Murali Anantharaman
               David O. Ellis

The parties agree to cause the Board of Directors of the Corporation to be expanded to seven directors by the election of two additional directors acceptable to the CEO and two additional directors acceptable to both the CEO and the Institutional Investors within 90 days following Closing. Pending the selection and qualification of the director nominees to be named pursuant to the immediately preceding sentence, no action shall be taken by the Board of Directors without the affirmative vote of the CEO provided such selection is made within 90 days following Closing.

  8.7  Secretary's Certificate.  The Investor shall have received a certificate,
       -----------------------
dated as of the Closing Date, of the Secretary or an Assistant Secretary of the Corporation to the effect (i) that attached hereto is a true and complete copy of the Certificate of Incorporation and the Bylaws of the Corporation, as in effect on the date hereof, (ii) that attached hereto is a true and complete copy of resolutions adopted by the Board of Directors of the Corporation authorizing the execution, delivery, and performance of this Agreement and consummation of the transactions contemplated hereby, (iii) that the Corporation is validly existing under the laws of the State of Delaware, and (iv) such other matters as may reasonably be requested by the Investor or its counsel.

  8.8  Key Person Insurance. The Corporation shall use commercially reasonable
       --------------------
efforts to obtain and have in full effect and good standing a term life insurance policy on the lives of Sarah C. Garvin in the amount of $2,000,000 designating the Corporation as sole beneficiary (the "Key Person Policy") by March 31, 1996.

  8.9  Non-Compete Agreements. The Founders shall have executed the Non-
     ----------------------
Competition Agreement.

  8.10 Investor Due Diligence.  The Investor shall have conducted and received
       ----------------------
acceptably favorable results from a "due diligence" investigation of the Corporation, including but not limited to the areas of finance, accounting, legal, quality control, production, sales, and marketing and shall be satisfied with such investigation in its sole discretion.

                                   SECTION 9
                                   ---------
                        Management of the Corporation
                        -----------------------------

  The Corporation hereby agrees, for the benefit of the Institutional Investors, as follows:

  9.1  Access to Records.  The Corporation shall afford to the Institutional
       -----------------
Investors, their employees, counsel, and other authorized representatives, free and full access, on a reasonable basis during normal business hours on reasonable notice, to all of the books, records, and properties of the Corporation and to all officers and employees of the Corporation for any reasonable purpose whatsoever. Each of the Institutional Investors shall maintain the confidentiality of any confidential and proprietary information so obtained by it which is not otherwise available from other sources; provided, however, that the foregoing shall in no way limit or otherwise restrict the ability of the Institutional Investors or such authorized representatives to disclose any such information concerning the Corporation which it may be required to disclose (i) to its partners to the extent required to satisfy its fiduciary obligations to such persons, or (ii) otherwise pursuant to or required by law. In the event EGL no longer exercises the power of MAM to vote and take other actions as set forth in Section 7.5, the Corporation shall afford full and free access to MAM as is afforded to EGL pursuant to this Section 9.1. The Corporation may condition the release of any information constituting a trade secret upon the execution of a reasonable non-disclosure agreement.

  9.2    Financial Reports.  The Corporation agrees to furnish the Institutional
         -----------------
Investors with the following consolidated statements with respect to the Corporation and all subsidiaries of the Corporation:

  9.2.1 Within 21 days after the end of each month following Closing, an unaudited financial report, which report shall include the following:

         (a) a one page overview of the Corporation's operations during such month prepared by the President or Chief Executive Officer;

         (b) a profit and loss statement for such month, together with a cumulative profit and loss statement from the first day of the current year to the last day of such month, which statements shall be prepared in accordance with generally accepted accounting principles consistently applied;

         (c) a balance sheet as of the last day of such month, which balance sheet shall be prepared in accordance with generally accepted accounting principles consistently applied;

         (d) a statement of changes in cash balances for such month, together with a cumulative changes in cash balances from the first day of the current year to the last day of such month; and

         (e) a comparison between the actual figures for such month and the comparable figures (with respect to clauses (b), (c) and (d) only) for the Budget (as defined in Section 9.4); certified by the chief executive officer or chief financial officer of the Corporation as being prepared in a manner consistent with past practice and fairly present in all material respects the financial condition of the Corporation as of the respective dates indicated.

  9.2.2 If requested by the Institutional Investors, and within 15 days before the end of each quarter, a forecast of income and cash flow for the next 90 days.

  9.2.3 Within 90 days after the end of each fiscal year of the Corporation, financial statements of the Corporation which shall include a profit and loss statement for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles consistently applied, and accompanied by the audit report of a nationally recognized independent certified public accountant firm as shall have been approved by the Board of Directors of the Corporation.

  9.2.4  Promptly upon becoming available:

         (a) except to the extent included in materials furnished to all shareholders, copies of all financial statements, reports, press releases, notices, proxy statements, and other documents sent by the Corporation to its stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Securities and Exchange Commission (the "Commission") or any securities exchange, and

         (b) any other financial or other non-technical information available to management of the Corporation as the Institutional Investors shall have reasonably requested on a timely basis.

  9.3  No Default Certificate.  With the financial statements referred to in
       -----------------------
Section 9.2.3, the Corporation shall deliver to the Institutional Investors a certificate executed by the chief executive officer or the chief financial officer of the Corporation to the effect that no knowledge has been obtained of any violation or default by the Corporation in the material performance of its agreements or covenants contained herein, in the Certificate of Incorporation, or in any other material agreement to which the Corporation is a party.

  9.4  Budget and Operating Forecast.  Within 60 days after Closing and,
       -----------------------------
thereafter, at least 30 days prior to the beginning of each fiscal year of the Corporation, the Corporation will prepare and submit to the Board of Directors of the Corporation and the Institutional Investors an operating and capital expenditures plan, including a profit and loss plan, with monthly breakdowns (the "Budget") for the Corporation. The budget shall be accepted as the Budget for such fiscal year when it has been approved by the Board of Directors of the Corporation, which approval the Corporation shall use its best efforts to secure within such 30-day period. The Budget shall be reviewed by the Corporation periodically and all changes therein and all material deviations therefrom shall be resubmitted to the Board of Directors of the Corporation in advance and shall be accepted when approved by the Board of Directors of the Corporation, and the Corporation shall not make any such changes or material deviations to or from the Budget without such prior approval of the Board of Directors of the Corporation.

  9.5  Existence; Maintenance of Property.  The Corporation shall, and the
       ----------------------------------
Investors shall take such action to permit the Corporation to, do or cause to be done all things necessary to maintain, preserve, and keep in full force and effect its corporate existence and all rights, licenses, permits, and franchises necessary to the proper conduct of its business and the ownership, leasing, or operation of its properties. The Corporation shall maintain and operate its business and properties in accordance with all applicable laws and regulations and take all reasonable action which may be required to obtain, preserve, renew, and extend all licenses, permits, authorizations, trade names, trademarks, copyrights, and patents which may be necessary for the continuance of the operation of any such property by it. The Corporation shall, and the Investors shall take such action to permit the Corporation to, at all times maintain and preserve all property necessary in the conduct of its business and keep the same in good repair, working order, and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may properly and advantageously be conducted at all times.

  9.6  Insurance.  The Corporation shall obtain and maintain adequate insurance
       ----------
by financially sound and reputable insurers on its properties of a character customarily insured by companies engaged in the same or a similar business against liability, loss, or damage resulting from hazards, risks, and other liabilities, including without limitation extended coverage of the kind customarily insured against by such companies and public liability insurance against claims for personal injury, death, or property damage occurring upon, in, about, or in connection with the use of any of its properties and maintain such other insurance as may be required by law or other agreements to which the Corporation is or shall become a party. In fulfilling its obligations under the immediately preceding sentence, the Corporation may rely on the advise of Potter Holden & Company or comparable insurance advisory company. The Corporation shall report at least annually to the Board of Directors on the status of the Corporation's insurance coverage. The Corporation and CEO will each use their reasonable best efforts to obtain a term life insurance policy on the life of the CEO in the amount of $2,000,000 designating the Corporation as sole beneficiary (the "Key Person Policy") by March 31, 1996, and CEO agrees to cooperate fully with the acquisition of such policy. Once obtained, the Corporation shall maintain the Key Person Policy in full force and effect so long as CEO is employed by the Corporation.

  9.7  Payment of Debts, Taxes, Etc.  The Corporation shall use commercially
       ----------------------------
reasonable efforts to pay all indebtedness and obligations promptly and in accordance with normal terms and pay and discharge promptly all taxes, assessments, and governmental charges or liens imposed upon them or upon their income or receipts or in respect of any of their property, before the same shall become in default, as well as all lawful claims which, if unpaid, might result in the creation of a lien or charge upon such properties or any part thereof; provided, however, that the Corporation shall not be required to pay and discharge or to cause to be paid and discharged any such indebtedness, obligation, or tax so long as the validity or amount thereof shall be contested in good faith and the Corporation shall set aside on its books such reserves as are required by generally accepted accounting principles with respect to any such indebtedness, obligation, or tax.

  9.8  Litigation and Other Notices.  The Corporation shall deliver to the
       ----------------------------
Institutional Investors promptly following the occurrence thereof written notice of the following:

       (a) all events of default or any event that would become an event of default upon notice or lapse of time or both under any of the terms or provisions of any note or of any other evidence of indebtedness or agreement or contract governing the borrowing of money of the Corporation;

       (b) levy of an attachment, execution or other process against any of the property or assets, real or personal, of the Corporation which could represent a potential liability of or claim against the Corporation in excess of $100,000;

       (c) the filing or commencement of any action, suit, or proceeding against the Corporation by or before any court or any federal, state, municipal, or other governmental department, commission, instrumentality, or agency which could represent a potential liability of or claim against the Corporation in excess of $100,000; and

       (d) any matter of non-general effect which has resulted in, or which may result in, a material adverse change in the financial condition or operations of the Corporation.

  9.9  Compensation.  The Board of Directors shall approve all compensation
       ------------
arrangements for key company employees and consultants.

  9.10  System of Accounting.  The Corporation shall maintain a system of
        --------------------
accounting established and administered in accordance with generally accepted accounting principles and will set aside on its respective books all such proper reserves as shall be required by generally accepted accounting principles of the jurisdiction in which it is incorporated.

  9.11  Performance of Obligations.  The Corporation shall do and perform every
        --------------------------
act and discharge, in all material respects, all of the obligations required to be performed and discharged under this Agreement at the time or times and in the manner therein and herein specified.

  9.12  Negative Covenants; Approval of Institutional Investors.  Until the
        -------------------------------------------------------
earlier of such time as (i) the Investors no longer own 20,000 Preferred Shares or (ii) there is a Liquidity Event, the Corporation shall not, directly or indirectly, without (A) the affirmative vote of two-thirds of the members of the Corporation's Board of Directors, and (B) the approval of EGL,(except that a two-thirds majority shall not be required for a Sale Transaction defined in
Section 6(d) of the Stockholders Agreement) take any of the following actions:

        (a) expand the Board of Directors of the Corporation to more than seven directors;

        (b)  approve any Budget;

        (c) declare or pay any dividend on or make any other distribution (whether by reduction of capital or otherwise) of cash or property or both with respect to, or redeem, retire, purchase, or otherwise acquire for value or set apart any sum for, the reduction, retirement, purchase, or other acquisition of any shares of its capital stock, except for the repurchase of stock options or shares of its capital stock at cost from employees of the Corporation terminated from employment and except as expressly prrovided in the Amendment or this Agreement.

        (d) approve or execute any merger, acquisition or business combination involving the Corporation or any subsidiary of the Corporation;

        (e) approve or execute any sale, divestiture, or disposition of a substantial portion of the assets or stock of the Corporation or its subsidiaries;

        (f) take any action to cause any amendment, alteration, or repeal of any provision of its Certificate of Incorporation or Bylaws;

        (g) voluntarily dissolve, liquidate, or wind-up or carry out any partial liquidation, distribution, or transaction in the nature of a partial liquidation or distribution;

        (h) authorize or adopt any stock option plan or program with respect to the employees of the Corporation which relates to shares of equity stock or instrument convertible or exercisable into equity stock in excess of the shares referred to in Section 10.2(e)(i);

        (i) incur, create, assume, or permit to exist any indebtedness which by its terms is convertible into capital stock of the Corporation;

        (j) in any manner alter or change the designations, powers, performances, or rights or the qualifications, limitations, or restrictions of the Preferred Stock;

        (k) enter into any Related Transactions other than as disclosed in or contemplated by this Agreement;

        (l) create any committee of the Board of Directors which has the authority to take any action requiring Board approval pursuant to this Agreement, unless a director designated by EGL is a member of such committee or has been offered membership on such committee and has declined such membership;

        (m) incur, create, assume, or permit to exist any indebtedness or lease obligation in excess of the amount of indebtedness approved within the Budget;

        (n) authorize any material acquisition or divestiture of assets of the Corporation, other than acquisitions or divestitures in the ordinary course of business;

        (o) authorize any capital expenditures in excess of that approved in the Budget;

        (p) provide any loans or advances to employees, except in the ordinary course of business; or,

        (q) authorize the issuance of any securities or obligations convertible into securities other than 1,414,000 shares of Common Stock which represent shares which are currently reserved for issuance pursuant to the Corporation's employee stock option plan or as contemplated by this Agreement, including, specifically, Section 10.2(e)(v) hereof.

  9.13  Expiration of Article 9 Covenants. Notwithstanding anything to the
        ---------------------------------
contrary in this Article 9, the covenants contained in this Article 9 shall expire at such time as the Investor no longer holds 20,000 Preferred Shares.

                                  SECTION 10
                                  ----------
                   Additional Agreements of the Corporation.
                   ----------------------------------------

  10.1  Meetings of the Board of Directors.  The Corporation shall call, and use
        ----------------------------------
its best efforts to have, regular meetings of the Board of Directors of the Corporation not less often than three times per year and annual meetings of the shareholders of the Corporation, and, unless more than these four meetings are held annually, the meetings shall be at least 90 days apart. The Corporation shall provide each Institutional Investor copies of all written information and documents disseminated to the Board.

  10.2  Preemptive Right.  (a) Except in the case of Excluded Securities (as
        ----------------
defined in Section 10.2(e) below), the Corporation shall not issue, sell, or exchange, agree to issue, sell, or exchange, or reserve or set aside for issuance, sale, or exchange, any (i) shares of Common Stock, (ii) other equity security of the Corporation, (iii) debt security of the Corporation which by its terms is convertible into or exchangeable for any equity security of the Corporation, (iv) security of the Corporation that is a combination of debt and equity, or (v) option, warrant, or other right to subscribe for, purchase, or otherwise acquire any equity security or any such debt security of the Corporation, unless in each case the Corporation shall notify the Investor of the proposed terms of sale including the number, terms, and price of the security the Corporation desires to offer, and the Corporation shall then offer (the "Offer") to sell to the Investor its Proportionate Percentage (as defined in 10.2(g) below) of such securities (the "Offered Securities") at a price and on such other terms as shall have been specified in the Offer, which Offer by its terms shall remain open and irrevocable for a period of 30 days from the date notice is given by the Corporation to the Investor.

       (b) Notice of the Investor's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such Investor and delivered to the Corporation prior to the end of the 30-day period of such Offer, setting forth such portion of the Offered Securities as such Investor elects to purchase (the "Notice of Acceptance"), provided, however, that such Investor shall have no obligation to make such purchase if no sale is ultimately made by the Corporation of the security offered.

       (c) In the event that Notice of Acceptance is not given by an Investor in respect of all the Offered Securities, the Corporation shall have 120 days from the expiration of the foregoing 30-day period to sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by such Investor (the "Refused Securities") to any third party or parties ("New Investor"), but only upon terms and conditions in all respects, including, without limitation, unit price and interest rates, which are not more favorable to the New Investor or less favorable to the Corporation than those set forth in the Offer. Upon the closing of the sale to the New Investor of the securities covered by the Offer and not purchased by the Investor, the Investor shall purchase from the Corporation, and the Corporation shall sell to the Investor, the Offered Securities in respect of which Notice of Acceptance was delivered to the Corporation by each respective Investor, at the terms specified in the Offer.

       (d) In each case, any Offered Securities not purchased by the Investor or the New Investor in accordance with Section 10.2(c) may not be sold or otherwise disposed of until they are again offered to the Investor under the procedures specified in Sections 10.2(a), (b), and (c).

       (e) The rights of the Investor under this Section 10.2 shall not apply to the following securities (the "Excluded Securities"):

              (i) Common Stock issued to officers, employees, or directors of, or consultants or other persons supplying services to, the Corporation, pursuant to any agreement, plan, or arrangement (the "Stock Option Plan") approved by the Board of Directors of the Corporation, or options to purchase or rights to subscribe for such Common Stock or securities by their terms convertible into or exchangeable for such Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities; provided, however, that the maximum number of shares of Common Stock heretofore or hereafter issued or issuable pursuant to all such agreements, plans, and arrangements shall not exceed 1,414,000 shares (subject to adjustment in connection with the anti-dilution provisions contained in the Corporation's 1995 Stock Option Plan) of Common Stock.

              (ii) Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of Common Stock.

              (iii) The Securities or Common Stock issued upon conversion of any of the Preferred Shares or exercise of the Warrant or the Contingent Share Warrants.

               (iv) Common Stock, options, warrants or other securities of the
                    Corporation issued (A) with the prior written consent of EGL (provided that the approval or consent of any Director of the Corporation who was nominated or elected by EGL or any holders of the Preferred Shares and who is acting in his or her capacity as a Director shall not constitute consent hereunder), or (B) in connection with an acquisition or merger approved by the Corporation's Board of Directors and EGL.

                (v) 626,000 shares of Common Stock (or a lesser number of shares of Common Stock, coupled with Common Stock warrants, which when exercised will total 626,000 shares of the Corporation's Common Stock, when added to the Common Stock originally issued), to be issued to Mr. Woody Miller or an entity controlled by Mr. Woody Miller, for cash consideration of no less than $720,000.

       (f) Notwithstanding the foregoing provisions of this Section 10.2, the rights of the Investor and the obligations of the Corporation under this Section
10.2 shall be inapplicable to the consummation of an offering and sale of securities of the Corporation as part of a firmly underwritten public offering registered under the Securities Act with minimum gross proceeds to the Corporation of $20,000,000 with a Corporation pre-offering equity valuation of at least $40,000,000 (a "Designated Offering"), and the provisions of Sections 9 and 10 shall terminate upon the consummation of such Designated Offering.

       (g) "Proportionate Percentage" shall mean as to each respective Investor, that percentage figure which expresses the ratio which (x) the number of shares of outstanding Common Stock then owned by the Investor bears to (y) the aggregate number of shares of outstanding Common Stock then owned by all shareholders of the Corporation. For purposes solely of the computation required under clauses (x) and (y) above, all outstanding Preferred Stock shall be treated as if it has been converted by the holder thereof into shares of Common Stock at the rate which such securities are convertible into Common Stock in effect at the time of delivery by the Corporation of the notice of the Offer contemplated by Section 10.2(a).

  10.3  Filing of Reports Under the Exchange Act.  The Corporation shall give
        ----------------------------------------
prompt notice to the Investor of (a) the filing of any registration statement (an "Exchange Act Registration Statement") pursuant to the Exchange Act, relating to any class of equity securities of the Corporation, and (b) the effectiveness of such Exchange Act Registration Statement and the number of shares of such class of equity securities outstanding as reported in such Exchange Act Registration Statement, in order to enable the Investor to comply with any reporting requirements under the Exchange Act or the Securities Act. The Corporation shall comply with public information reporting requirements of the Commission as a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise). The Corporation shall cooperate with the Investor in supplying such information as may be necessary for the Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from Securities Act, including under Rule 144, for the sale of stock by the Investor.

                                  SECTION 11
                                  ----------
                            Transfer of Securities.
                            ----------------------

  11.1  Restriction on Transfer.  The Restricted Securities (as defined in
        -----------------------
Section 11.2 below), any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon compliance with (i) the terms of this Section 11 and (ii) the provisions of the Securities Act in respect of the transfer thereof.

  11.2  Definitions.  As used in this Section 11, the following terms shall have
        -----------
the following respective meanings:

        "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization, and a government or any department, agency, or political subdivision thereof.

        "Restricted Securities" shall mean the Preferred Stock, the Warrant and the Contingent Share Warrants together with any Common Stock or other securities received in respect of any thereof whether by conversion, exercise or otherwise, in each case which have not been sold to the public (a) pursuant to registration under the Securities Act, or (b) subsequent to the Corporation's initial public offering of securities registered under the Securities Act, pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

        "Restricted Shares" shall mean the shares of Common Stock constituting Restricted Securities.

        "Transfer" shall include any disposition of any shares of Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

  11.3  Restrictive Legend.  Each certificate for the Restricted Securities and
        ------------------
any securities received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections
11.4 or 11.11) be stamped or otherwise imprinted with legends in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS

     SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 11 OF THE STOCK & WARRANT PURCHASE AGREEMENT DATED DECEMBER 29, 1995 AMONG PHYSICIAN HEALTH CORPORATION AND CERTAIN OTHER SIGNATORIES THERETO, A COPY OF WHICH IS MAINTAINED AT THE OFFICES OF THE CORPORATION AND WHICH WILL BE PROVIDED UPON REASONABLE REQUEST.

  11.4  Notice of Transfer.  The holder of any Restricted Securities, by
        ------------------
acceptance thereof agrees, prior to any transfer of any Restricted Securities, to give written notice to the Corporation of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this
Section 11.4. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by (a) the written opinion, addressed to the Corporation, of counsel for the holder of such Restricted Securities, as to whether in the opinion (which opinion shall be reasonably satisfactory to the Corporation) of such counsel such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act, and (b) if in the opinion of such counsel such registration is required, a written request addressed to the Corporation by the holder of Restricted Securities, describing in detail the proposed method of disposition and requesting the Corporation to effect the registration of such Restricted Shares but only if such requested registration is required by the terms and provisions of Sections 11.5 or 11.6 hereof and also only to the extent allowed by the terms and provisions of Sections 11.5 or 11.6. If in such opinion of counsel the proposed transfer of Restricted Securities may be effected without registration under the Securities Act, the holder of Restricted Securities shall thereupon be entitled to transfer Restricted Securities in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon the transfer of any Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend set forth in
Section 11.3 unless (a) in the opinion of counsel (which opinion shall be in form and content reasonably satisfactory to the counsel of the Corporation) registration of future transfer is not required by the applicable provisions of the Securities Act and such securities may immediately be sold by the holder without taking any other actions in order to comply with an applicable exemption from such registration requirements, or (b) the Corporation shall have waived the requirements of such legend; provided, however, that such legend shall not be required (a) on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Securities Act (or successor rule thereto which would allow the purchaser to rely on the exemption provided by Section 4(l) of the Securities
Act), or (b) on any certificate or other instrument which is immediately resalable (whether or not such resale is proposed) under Rule 144(k) or successor thereto. The holder of Restricted Securities shall not transfer such Restricted Securities until such opinion of counsel has been given to the Corporation (unless waived by the Corporation or unless such opinion is not required in accordance with the provisions of this Section 11.4) or until registration of the Restricted Shares involved in the above-mentioned request has become effective under the Securities Act.

  Notwithstanding the foregoing, so long as NWV is a subsidiary of a bank holding company subject to Regulation Y under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), NWV may not transfer any Restricted Securities; provided that NWV may transfer such Restricted Securities (i) to the
            --------
Corporation, (ii) to the public in an offering registered under the Securities Act, (iii) in a transaction pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or otherwise exempt from the registration requirements of the Securities Act in which no single purchaser receives an interest (treating any Preferred Stock as converted into the equivalent amount of Common Stock) equivalent to more than two percent of the outstanding Common Stock of the Corporation without regard to the transfer of any Restricted Securities held by NWV. In the event of a Regulatory Change, the effect of which is to permit NWV to transfer such Restricted Securities in any other manner, the foregoing proviso shall be deemed modified to permit a transfer of such Restricted Securities in such other manner. For this purpose, "Regulatory Change" means (i) any change on or after the date hereof in United States federal or state or foreign laws or regulations (including the BHC Act and Regulation Y thereunder); (ii) the adoption on or after the date hereof of any interpretation or ruling applying to NWV, individually or as a member of a class, under any United States federal or state or foreign laws or regulations by any court or governmental or regulatory authority charged with the interpretation or administration thereof; or (iii) the modification on or after the date hereof of any agreement or commitment with any such governmental or regulatory authority that is applicable to or binding upon NWV.

  11.5  Required Registration.  If at any time the Corporation shall be
        ---------------------
requested by the Investors holding not less than 30% of the outstanding Restricted Securities then held by all Investors to effect the registration under the Securities Act of at least 30% of the Restricted Shares (assuming full conversion into Common Stock of all Preferred Shares) then held by all Investors having a market value of at least $1,500,000, the Corporation shall promptly give written notice of such proposed registration to all holders of outstanding Restricted Securities, and thereupon the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Restricted Shares that the Corporation has been requested to register for disposition described in the request of said holder or holders of Restricted Securities within 90 days after the giving of the written notice by the Corporation; provided, however, that the Corporation shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

       (a) The Corporation shall not be obligated to file and cause to become effective under this Section 11.5 (i) more than three registration statements in which Restricted Shares are registered under the Securities Act and effectively sold thereunder, (ii) any registration prior to the earlier of (A) December 29,1997, or (B) the registration of securities by the Corporation under the Securities Act, (iii) any registration statement representing the first registration of the Corporation's Common Stock under the Securities Act except for registrations under Form S-8, Form S-4, or similar registrations involving a general public distribution of securities, unless such offering has a market value of at least $20,000,000, or (iv) a registration where the Investor is able to sell the Restricted Securities desired to be sold pursuant to Rule 144 (or any successor provisions) under the Securities Act.

       (b) Anything contained herein to the contrary notwithstanding, with respect to each registration requested pursuant to this Section 11.5, the Corporation may include in such registration any authorized but unissued shares of Common Stock for sale by the Corporation or any issued and outstanding shares of Common Stock for sale by others; provided, however, that the inclusion of such previously authorized but unissued shares by the Corporation or issued and outstanding shares of Common Stock by others in such registration shall not prevent the holder or holders of outstanding Restricted Securities requesting such registration from registering the entire number of Restricted Shares requested by them and, in the event the registration is, in whole or in part, an underwritten public offering and the managing underwriter determines and advises in writing that the inclusion of all Restricted Shares proposed to be included in such registration and such previously authorized but unissued shares of Common Stock by the Corporation and/or issued and outstanding shares of Common Stock by persons other than the holders of Restricted Securities proposed to be included in such registration would interfere with the successful marketing (including pricing) of such securities, then the number of Restricted Shares and such other previously authorized but unissued shares of Common Stock proposed to be included by the Corporation and issued and outstanding shares of Common Stock proposed to be included by persons other than the holders of Restricted Securities shall be reduced, first, pro rata among the Corporation and the holders of shares of Common Stock other than the holders of Restricted Securities, and, thereafter, if necessary, pro rata among the holders of Restricted Securities, based upon the number of Restricted Securities, then owned by the holders thereof.

       (c) The Investors participating in the offering shall agree to participate upon equal terms with other parties participating in the offering in any reasonable lock up of unregistered shares required by the underwriter as a condition to conducting such offering.

  11.6  Incidental Registration.  If the Corporation at any time proposes for
        -----------------------
any reason to register any of its securities under the Securities Act (other than pursuant to a registrations statement on Form S-8, S-4, or similar or successor form (collectively, "Excluded Forms")), it shall, at each such time promptly give written notice to all holders of outstanding Restricted Securities of its intention so to do, and, upon the written request, given within 30 days after receipt of any such notice, of the holder of any such Restricted Securities to register any Restricted Shares (which request shall specify the holders and shall state the intended method of disposition of such Restricted Shares by the prospective seller), the Corporation shall use its best efforts to cause all such Restricted Shares (in minimum aggregate amounts of 5,000 shares as presently constituted and subject to adjustment for subsequent stock splits, combinations, and dividends) to be registered under the Securities Act promptly upon receipt of the written request of such holders for such registration, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the prospective seller or sellers of the Restricted Shares so registered. In the event that the proposed registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request pursuant to this Section
11.6 to register Restricted Shares may specify that such shares are to be included in the underwriting (a) on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration, or (b) on terms and conditions comparable to those normally applicable to offering of common stock in reasonably similar circumstances in the event that no shares of Common Stock other than Restricted Shares are being sold through underwriters under such registration; provided, however, that if the managing underwriter determines and advises in writing that the inclusion of all Restricted Shares proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than holders of Restricted Securities (the "Other Shares") would interfere with the successful marketing (including pricing) of such securities, then the number of Restricted Shares and Other Shares to be included in such underwritten public offering shall be reduced first, pro rata among the holders of Other Shares; second, if necessary, pro rata among the holders of Restricted Shares, based upon the number of shares of Restricted Shares requested by holders thereof to be registered in such underwritten public offering; and lastly, if necessary, among the Corporation's shares requested by the Corporation to be registered in such Section 11.6 underwritten public offering, subject however to Section 11.5(b).

  11.7  Timely 1934 Act Filings. The Corporation shall timely file all reports
        -----------------------
required to be filed under the Securities Exchange Act of 1934, as amended, in accordance with the provisions of the Act following the effective date of the first registration of any of the Corporation's securities under the 1933 Act.

  11.8  Preparation and Filing.  If and whenever the Corporation is under an
        ----------------------
obligation pursuant to the provisions of this Section 11 to use its best efforts to effect the registration of any Restricted Shares, and if, in the opinion of the Corporation's counsel, the following actions are reasonably necessary or desirable, the Corporation shall, as expeditiously as practicable:

       (a) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become and remain effective in accordance with Section 11.8(b), provided that the holders and prospective sellers of Restricted Shares shall provide the Corporation with such information the latter reasonably deems necessary in connection with the preparation of the registration statement;

       (b) prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least 90 days and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such registration statements;

       (c) furnish to each selling shareholder copies of any prospectus subject to completion and final prospectus, in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of such Restricted Shares;

       (d) use its best efforts to register or qualify the Restricted Shares covered by such registration statement under the securities or "blue sky" laws of a reasonable number of jurisdictions as each such seller shall reasonably request (provided, however, that the Corporation shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities;

       (e) notify each seller of Restricted Shares covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 11.8(b), of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made not misleading and at the reasonable request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which such statements were made, not misleading; and

       (f) furnish, at the request of any holder or holders requesting registration of Restricted Shares pursuant to this Section 11, on the date that such Restricted Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Section 11, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective (i) to the underwriter an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request, or, at the option of the Corporation, reimburse the holders for the expense of holders' counsel providing such opinion; and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request.

  11.9  Expenses.  All expenses incurred by the Corporation in complying with
        --------
Section 11.8, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and "blue sky" laws, printing expenses and fees, and disbursements of counsel, including with respect to each registration effected pursuant to Sections 11.5 and 11.6, reasonable fees and disbursements of not more than one counsel for the holders of Restricted Securities requesting registration hereunder, and of the independent certified public accountants (but excluding the compensation of regular employees of the Corporation which shall be paid in any event by the Corporation) shall be paid by the Corporation to the extent permitted under applicable federal and state regulations or by federal or state agencies having jurisdiction over the registration. The holders of Restricted Shares included in such registration shall, if and to the extent required by such applicable regulations and agencies, pay their proportionate share of expenses of the offering, in proportion to the number of their shares included in the offering; under no circumstances shall selling commissions applicable to the Restricted Shares covered by registrations effected pursuant to Sections 11.5 or 11.6 be borne by the Corporation; such expenses shall be borne by the seller or sellers, in proportion to the number of Restricted Shares sold by such seller or sellers.

  11.10  Indemnification.  In the event of any registration of any Restricted
         ---------------
Shares under the Securities Act pursuant to this Section 11 or registration or qualification of any Restricted Shares pursuant to Section 11.8(d), the Corporation shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller, and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document furnished to any agency with jurisdiction over securities laws by the Corporation required for the registration or qualification of any Restricted Shares pursuant to Section 11.8(d), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act or state securities or "blue sky" laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, broker, or other person acting on behalf of such seller, and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, or prospectus or amendment or supplement or any document incident to the registration or qualification of any Restricted Shares pursuant to Section 11.8(d) in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or such underwriter for use in the preparation thereof.

  Before Restricted Shares held by any prospective seller shall be sold pursuant to any registration pursuant to Section 11, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section 11.10) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, any person consenting to be named as a person becoming an officer or director, and any person who controls the Corporation within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or such underwriter for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

  Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this
Section 11.10, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of such claim or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, provided that if representation of both the indemnified and indemnifying parties by the same counsel is inappropriate under applicable standards of professional conduct due to defenses available to the indemnified party which conflict with those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 11.10. The indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties pursuant to this Section 11.10.

  The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

  Notwithstanding the foregoing provisions of this Section 11.10, if pursuant to an underwritten public offering of the Common Stock, the Corporation, the selling shareholders, and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties thereto in connection with such offering, the indemnification provisions of this Section 11.10 shall be deemed inoperative for purposes of such offering.

  11.11  Removal of Legends, Etc.  Notwithstanding the foregoing provisions of
         ------------------------
this Section 11, the restrictions imposed by this Section 11 upon the transferability of any Restricted Securities shall cease and terminate when any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement or as otherwise contemplated by Section 11.4 which does not require that the securities transferred bear the legend set forth in
Section 11.3. Whenever the restrictions imposed by this Section 11 shall terminate as herein provided, the holder of any Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, one or more new certificates not bearing the restrictive legend set forth in Section 11.3 and not containing any other reference to the restrictions imposed by this Section 11.

  11.12  Granting of Registration Rights.  The Corporation shall not, without
         -------------------------------
the prior written consent of persons holding 51% by voting power of the Restricted Securities then outstanding, grant any rights to any persons to register any shares of capital stock or other securities of the Corporation if such rights could reasonably be expected to conflict or be on a parity with the rights of the holders of Restricted Securities granted pursuant to this Agreement.

                                  SECTION 12
                                  ----------
                    Securities Act Registration Statements
                    --------------------------------------

  The Corporation shall not file any registration statement under the Securities Act covering any securities unless it shall first have given the Investor written notice thereof. The Corporation further covenants that the Investor shall have the right, at any time when it may be deemed to be a controlling person of the Corporation, to participate in the preparation of such registration statement and to request the insertion therein of material furnished to the Corporation in writing which in such Investor's judgment should be included subject to the reasonable approval of the Corporation's counsel. In connection with any registration statement referred to in this Section 12, the Corporation will indemnify, to the extent permitted by law, each Investor, its partners, officers, and directors and each person, if any, who controls such Investor within the meaning of Section 12 of the Securities Act, against all losses, claims, damages, liabilities, and expenses caused by any untrue statement or alleged untrue statements of a material fact contained in any registration statements or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, or expenses are caused by any untrue statement or alleged untrue statement or omission contained in written information furnished to the Corporation by such Investor expressly for use in such registration statement. If, in connection with any such registration statement, any Investor shall furnish written information to the Corporation expressly for use in the registration statement, such Investor, as the case may be, will indemnify to the extent permitted by law, the Corporation, its directors, each of its officers who sign such registration statement, and each person, if any, who controls the Corporation within the meaning of the Securities Act against all losses, claims, damages, liabilities, and expenses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statements or prospectus or any preliminary prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statement therein not misleading but only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission is contained in information so furnished in writing by such Investor for use therein.

                                  SECTION 13
                                  ----------
                                     Fees
                                     ----

  13.1  EGL Expenses.  The Corporation will pay the actual legal fees,
        ------------
disbursements and expenses incurred by EGL in connection with the negotiation and consummation of the transactions contemplated herein in an amount not to exceed $35,000 in the aggregate. Such fees, disbursements, and expenses will be paid by the Corporation within 30 days following the Closing Date.

  13.2  Taxes.  The Corporation further agrees that it will pay all issue and
        -----
stamp taxes, if any, in respect of the issuance of the Securities and Reserved Shares to the Investor.

                                 SECTION 14
                                 ----------
              Exchanges, Lost, Stolen, or Mutilated Certificates
              --------------------------------------------------

  Upon surrender by an Investor to the Corporation of any certificate representing any Security purchased or acquired hereunder, the Corporation at its expense will issue in exchange therefor, and deliver to such Investor, as the case may be, a new certificate or certificates representing such shares, in such denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction, or mutilation of any certificate representing any Security purchased or acquired by an Investor hereunder, and in case of any such loss, theft, or destruction, upon delivery of an indemnity agreement and bond satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation at its expense will issue and deliver to the Investor a new certificate for such Security of like tenor, in lieu of such lost, destroyed, stolen, or mutilated certificate.

                                 SECTION 15
                                 ----------
            Survival of Representations, Warranties, and Agreements
            -------------------------------------------------------

  All representations and warranties hereunder are made on and as of the Closing Date and shall survive the Closing for a period of two years, or, if earlier, upon the occurrence of a Liquidity Event (the "Limitations Period"); provided, however, any representations and warranties which are determined to have been fraudulently made shall not be subject to the Limitations Period, and provided further that any representations and warranties as to tax matters set forth in
Section 6.24 hereof shall survive the Closing until the later to occur of the end of the Limitations Period or the expiration of the statute of limitations for assessment of any tax, penalty, or interest against the Corporation for the period(s) covered by such representations and warranties. The agreements and covenants contained in Sections 9, and 10 (except 10.3) shall terminate upon consummation of a Designated Offering. All other agreements contained herein shall survive indefinitely until, by their respective terms, they are no longer operative. Termination of any representation, warranty, agreement, or covenant shall not affect any claim or action commenced prior to the date of termination.


                                  SECTION 16
                                  ----------
                                Indemnification
                                ---------------

  16.1  Indemnification of Investor.  The Corporation shall indemnify, defend,
        ---------------------------
and hold each Investor harmless against all liability, loss, or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy, or breach of any representations, warranties, covenants, or agreements of the Corporation set forth in this Agreement.

  16.2  Indemnification of Corporation.  Investor severally shall, with respect
        ------------------------------
to the representations, warranties, covenants, and agreements made by Investor herein shall indemnify, defend, and hold the Corporation harmless against all liability, loss, or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy, or breach of any such representations, warranties, covenants, or agreements of Investor.

  16.3  Notice of Indemnification Claim.  Any party claiming indemnification
        -------------------------------
pursuant to this Section 16 shall give prompt notice of any claim subject to indemnification, and the indemnifying party shall have the exclusive right to litigate or defend any matter in respect of which indemnification is claimed.

  16.4  Limitation of Indemnities. No party shall make a claim for
        -------------------------
indemnification for damages or losses aggregating less than $300,000 before the first anniversary of this Agreement or damages or losses aggregating less than $700,000 after the first anniversary of this Agreement.

                                  SECTION 17
                                  ----------
                                   Remedies
                                   --------

  In case any one or more of the covenants or agreements set forth in this Agreement shall have been breached in any material respect, the affected nonbreaching party shall provide written notice to the party allegedly in breach stating with specificity the factual basis for such determination and the party allegedly in breach shall have thirty (30) days within which to cure such breach or diligently commence corrective action if a cure cannot reasonably be affected within such thirty (30) day period. In the event the breaching party fails to either cure such breach or diligently commence corrective action, as the case may be, the nonbreaching party may proceed to protect and enforce its rights either by suit in equity or by action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement, including reasonable legal and accounting fees and expenses.

                                  SECTION 18
                                  ----------
                            Successors and Assigns
                            ----------------------

  This Agreement shall bind and inure to the benefit of the Corporation and the Investor and (a) each other person who shall become a registered holder of any certificate representing Preferred Shares, Common Shares, or Reserved Shares except those who receive them in connection with Rule 144 sales, after any Designated Offering or offering pursuant to a Securities Act registration statement, after registration of any of the Corporation's securities under the Securities Exchange Act of 1934, or in any trade on a recognized trading market or exchange, and (b) the respective successors and assigns of the Corporation, the Investor, and each such other person. Notwithstanding the foregoing, the Corporation may not assign or transfer any of its rights or obligations hereunder without the prior written consent of EGL.

                                  SECTION 19
                                  ----------
                               Entire Agreement
                               ----------------

  This Agreement and the exhibits and schedules which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreement or understanding with respect thereto.

                                  SECTION 20
                                  ----------
                                    Notices
                                    -------

  All notices, requests, consents, and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person (including delivery by overnight or express courier) or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other addresses as may hereafter be designated in writing by the addressee to the addressor listing all parties:

If to the Corporation:          If to the Investor:               If to CEO or the
Physician Health Corporation    c/o EGL Holdings, Inc.            other Founders:

990 Hammond Drive               6600 Peachtree Dunwoody Road      c/o Physician Health
Suite 300                       300 Embassy Row, Suite 630        Corporation
Atlanta, Georgia  30328         Atlanta, Georgia 30328            990 Hammond Drive
Attention: President            Attention: David O. Ellis and     Suite 300
                                Murali Anantharaman               Atlanta, Georgia 30328

If to NWV:                      If to MAM:
NatWest Ventures                Mercury Asset
 Investments Limited             Management plc

135 Bishopsgate                 33 King William Street
London EC2M 3UR                 London EC4R 9AS
Attention:  William Jackson     Attention:  Frances Jacob

All such notices, advices, and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, and
(b) in the case of mailing, on the third day after the posting thereof.


                                  SECTION 21
                                  ----------
                                    Changes
                                    -------

  The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the written consent of the Corporation and EGL; provided, however, that any modification, amendment or waiver of the following provision shall also require the consents indicated below (a) the Institutional Investors with respect to Sections 4 and 9, (b) the Founders with respect to Section 4, and (c) the respective Investor making representation with respect to Section 7.1 through 7.4.

                                  SECTION 22
                                  ----------
                                 Counterparts
                                 ------------

  This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be original instrument, but all such counterparts together shall constitute but one agreement.

                                  SECTION 23
                                  ----------
                                   Headings
                                   --------

  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                                  SECTION 24
                                  ----------
                              Nouns and Pronouns
                              ------------------

  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine, or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

                                  SECTION 25
                                  ----------
                                 Governing Law
                                 -------------

This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

                                  SECTION 26
                                  ----------
                                 Severability
                                 ------------

  Any provision of this Agreement that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                                  SECTION 27
                                  ----------
                                  No Waivers
                                  ----------

  No failure or delay of any party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies which a party would otherwise have. No notice or demand in any case shall entitle a party to any other or further notice or demand in similar or other circumstances.

                                  SECTION 28
                                  ----------
                   Certain Definitions/Consents of Investor
                   ----------------------------------------

  As used in this Agreement the phrase "Corporation's knowledge" means the knowledge of the Founders and the manager level employees of the Corporation listed on Exhibit 28 to this Agreement. Whenever the consent or waiver by the
          ----------
Investor is required, each Investor agrees that such consent or waiver may be given for the Investor by EGL.

  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the 29th day of December 1995.


                                       PHYSICIAN HEALTH CORPORATION


                                       By: /s/ Sarah C. Garvin
                                           ------------------------------------
                                           Sarah C. Garvin,  President

                      [Signatures continued on next page]

                                       EGL HOLDINGS, INC.

                                       By: /s/ Murali Anantharaman
                                           ------------------------------------
                                           Murali Anantharaman, Vice President


                                       MERCURY ASSET MANAGEMENT plc,
                                       on behalf of Rowan Nominees Limited

                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------


                                       INDIVIDUAL INVESTORS



                                       ----------------------------------------
                                       Murali Anantharaman as authorized
                                       signatory for EGL Holdings, Inc.,
                                       acting as attorney-in-fact for the
                                       Individual Investors set forth on
                                       Exhibit 2.3 attached  hereto
                                       -----------


                                       NATWEST VENTURES INVESTMENTS LIMITED


                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------

Each of the undersigned is executing this Agreement solely for the purpose of evidencing their agreement to be bound by the provisions of Sections 4.1 and 4.2 hereof.



                                       CEO


                                       /s/ Sarah C. Garvin
                                       ----------------------------------------
                                       Sarah C. Garvin



                                       OTHER FOUNDERS

                                       /s/ Howard E. Fagin, Ph.D
                                       ----------------------------------------
                                       Howard E. Fagin, Ph.D


                                       /s/ H. Thomas Scott
                                       ----------------------------------------
                                       H. Thomas Scott


                                       /s/ Julie Rawls Moore
                                       ----------------------------------------
                                       Julie Rawls Moore


                                       /s/ Shamus Holt
                                       ----------------------------------------
                                       Shamus Holt